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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Team Rental Group, Inc.'s previously filed Registration Statement File No.'s 33-86774 and 333-04757.

March 27, 1997                            Arthur Andersen LLP
Orlando, Florida